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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         May 26, 2004
                                                 -------------------------------

                              Valrico Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Florida                      000-26562                 65-0553757
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(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)            Identification No.)

         1815 East State Road 60            Valrico, Florida        33594
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's Telephone Number, including Area Code         (813) 689-1231
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included with this Report:

         Exhibit 99 Letter to shareholders of Valrico Bancorp, Inc., dated May 26, 2004, informing shareholders of the Board's decision to engage in a "going private" merger transaction.



ITEM 9. REGULATION FD DISCLOSURE

         On May 26, 2004, Valrico Bancorp, Inc. (the "Company") sent a letter to its shareholders to announce the Board's decision to engage in a "going private" merger transaction. The purpose of the transaction is to reduce the number of shareholders of record to below 300, after which the Company intends to terminate the registration of its stock with the Securities and Exchange Commission. A Copy of the letter to shareholders is attached hereto as Exhibit 99, and is incorporated herein.

         In anticipation of the going private transaction, the Company concluded a transaction involving the issuance of $2,500,000 in trust preferred securities ("TRUPs"). TRUPs are hybrid securities having some attributes of both debt and equity. The funds raised by the Company in the TRUPs transaction will be used to fund the going private transaction and for other corporate purposes.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: May 27, 2004                 Valrico Bancorp, Inc.


                                    By:  /s/ Jerry L. Ball
                                         ---------------------------------------
                                         Jerry L. Ball, Executive Vice President


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                                  EXHIBIT INDEX


Exhibit No.             Description

99 Letter to shareholders of Valrico Bancorp, Inc., dated May 26, 2004, informing shareholders of the Board's decision to engage in a "going private" merger transaction.